UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5103	72-0496921
(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900
Honolulu, Hawaii  96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 3, 2020, Barnwell Industries, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the  “Annual Meeting”).  Set forth below are the proposals voted upon at the Annual Meeting and the voting results for each proposal as certified to the Company on April 9, 2020 by the independent inspector of election for the Annual Meeting.

At the close of business on February 24, 2020, the record date for the Annual Meeting, 8,277,160 shares of the Company’s common stock were outstanding and entitled to vote.  At the Annual Meeting, 6,926,885 shares of the Company’s common stock outstanding and entitled to vote were present in person or by proxy, constituting a quorum.

Proposal No. 1 – Election of Directors

The Company's board had nominated seven candidates for election as directors.  As previously disclosed, a stockholder group (the “MRMP Group”) had nominated five candidates for election as directors in opposition to the Company’s director candidates.

The results for the election of directors was as follows:

	For	Withheld
Company Nominees
James S. Barnwell, III	3,378,587	68,073
Erminia Bossio	3,378,903	68,389
Kenneth S. Grossman	3,379,504	68,990
Robert J. Inglima, Jr.	3,379,504	68,990
Alexander C. Kinzler	3,379,503	68,989
Peter J. O'Malley	3,379,504	68,990
Kevin K. Takata	3,378,903	68,389

MRMP Group Nominees
Ned L. Sherwood	3,230,283	251,149
Scott D. Kepner	3,230,156	251,276
Phillip (Phil) J. McPherson	3,475,088	6,344
Bradley M. Tirpak	3,472,833	8,599
Douglas N. Woodrum	3,472,583	8,849

Accordingly, Kenneth S. Grossman, Robert J. Inglima, Jr., Alexander C. Kinzler, Peter J. O'Malley, Bradley M. Tirpak, Phillip (Phil) J. McPherson and Douglas N. Woodrum were elected as directors of the Company for a term that will expire on the date of the 2021 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

Proposal No. 2 – Approval, on an Advisory Basis, of Compensation of Named Executive Officers

The Company's stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2020 Proxy Statement, as follows:

For	Against	Abstain
3,855,863	3,005,222	65,800

Proposal No. 3 – Ratification of Appointment of KPMG LLP

The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent auditors for the year ending September 30, 2020, as follows:

For	Against	Abstain
3,970,311	2,919,995	36,579

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 9, 2020

BARNWELL INDUSTRIES, INC.

By:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer

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